Exhibit 99.1

Sandbridge X2 Corp. Receives Expected NYSE Notice Regarding Delayed Form 10-Q Filing

New York, June 1, 2021— Sandbridge X2 Corp. (NYSE: SBII.U) (the “Company”) announced today that it has received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file the Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Q1 2021 Form 10-Q”) with the U.S. Securities and Exchange Commission (the “SEC”).

The notice has no immediate effect on the listing or trading of the Company’s securities on the NYSE. The NYSE has informed the Company that it will have six months from May 24, 2021 to file the Q1 2021 Form 10-Q with the SEC and may regain compliance with the NYSE listing standards at any time prior to that date by filing its Q1 2021 Form 10-Q. If the Company does not file its Q1 2021 Form 10-Q before the compliance deadline, the NYSE may grant an additional six-month extension for the Company to regain compliance at its sole discretion.

As previously disclosed in the Form 12b-25 filed by the Company on May 17, 2021, the Company reevaluated the accounting treatment of its warrants (the “Warrants”) following the issuance of the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “SEC Statement”) by the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC. The Company concluded, based on the SEC Statement, that the Warrants should be accounted for as a liability and measured at fair value with changes in fair value reported in the Company’s statement of operations each reporting period. The Company is in the process of completing its final analysis of this change and working diligently with its auditors in order to finalize the Q1 2021 Form 10-Q, which will be filed as soon as is practicable.

About Sandbridge X2 Corp.

Sandbridge X2 Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an initial business combination with a company in any business, industry, sector or geographical location, it intends to focus its search on the consumer sector and consumer related business, which complements the expertise of its management team, directors and advisors. The Company’s team includes experienced industry operators and investors whose strategic skill sets are being deployed to pursue significant value creation opportunities.

Forward-Looking Statements

This press release may include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to the Company’s expectations regarding the timing of the filing of the Q1 2021 Form 10-Q. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contacts

Sandbridge X2 Corp.
(212) 292-7870
info@sandbridgecap.com

PR Contact
Rebecca Campbell
213.225.4415
rcampbell@konnectagency.com